Exhibit 10.1

FIRST AMENDMENT AND CONSENT TO
SENIOR CREDIT AGREEMENT

THIS FIRST AMENDMENT AND CONSENT TO SENIOR CREDIT AGREEMENT, dated September 5, 2012 (the "First Amendment"), is made and entered into between and among UNIT CORPORATION, SUPERIOR PIPELINE COMPANY, L.L.C., UNIT DRILLING COMPANY, UNIT PETROLEUM COMPANY, SUPERIOR PIPELINE TEXAS, L.L.C., SUPERIOR APPALACHIAN PIPELINE, L.L.C. and UNIT TEXAS DRILLING, L.L.C. (collectively, the "Borrowers"), the Lenders signatory parties to this First Amendment (individually a "Lender" and collectively, the "Lenders") and BOKF, NA, dba Bank of Oklahoma, as administrative agent for the Lenders now or hereafter signatory parties thereto (the "Administrative Agent").

RECITALS:

A.           The Borrowers, the Lenders (other than the Additional Lenders), and the Administrative Agent entered into that Senior Credit Agreement dated as of September 13, 2011 (collectively, the "Existing Credit Agreement"), under which the Lenders (other than the Additional Lenders) severally established certain Commitments set forth on the Lenders Schedule annexed as Schedule 2 to the Existing Credit Agreement until the Facility Termination Date, subject to the Maximum Credit Amount and the Borrowing Base.

B.           In connection with the contemplated closing of the Noble Acquisition, the Borrowers have requested an increase in the Total Commitment to $500,000,000.00, in the Maximum Credit Amount to $900,000,000, and in the Borrowing Base to $800,000,000.

C.           The existing Lenders have severally committed to provide a portion of the amount of the requested increase, and Administrative Agent has secured the commitment of Canadian Imperial Bank of Canada ("CIBC") and The Bank of Nova Scotia ("BNS") (collectively, the “Additional Lenders”) to severally provide an amount equal to the aggregate amount of the requested increase that will not be provided by the existing Lenders, and the Additional Lenders have agreed to join the Existing Credit Agreement as Lenders on the terms and conditions set forth herein.

D.           In connection with the offering of $400,000,000 in aggregate principal amount of 6.625% senior subordinated notes due 2021, the Lenders previously consented to an increase in the amount of total subordinated Indebtedness permitted to be incurred under Section 7.2(ix) of the Existing Credit Agreement to $650,000,000 from $600,000,000.  The Borrowers have requested that such amount authorized be increased from $650,000,000 to $950,000,000.

E.           The Borrowers intend to purchase the approximate 30 acre tract of real property situated at or near the southwest corner of I-75 and South 81st Street in Tulsa County, State of Oklahoma (as more particularly described on Exhibit A to this First Amendment), to construct an office building for occupancy by Borrowers in Tulsa County, Oklahoma (the "New Office Property"), including the possibility of certain financing transaction(s) relating thereto, which financing transactions may or may not include a sale and leaseback of, or granting a mortgage lien to a third party on, the property and/or improvements (collectively, the “New Office

Property Transactions”).  Subject to the terms, and provisions hereof, the Lenders are willing to consent to the consummation of the New Office Property Transactions.

F.           The Lenders are willing to (i) modify and amend the Existing Credit Agreement by increasing the Total Commitment to $500,000,000, the Maximum Credit Amount to $900,000,000, the Borrowing Base to $800,000,000, the permitted amount of total subordinated Indebtedness  under Section 7.2(ix) of the Existing Credit Agreement to $950,000,000 and (ii) grant the consents herein set forth; all subject to the terms, provisions, conditions and limitations set forth in the Existing Credit Agreement, as amended hereby and as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this First Amendment, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

1.           Lenders Schedule.  Schedule 2 annexed to the Existing Credit Agreement is deleted and replaced in its entirety by the revised Schedule 2 annexed to this First Amendment  with each Lender having the Commitment set forth opposite such Lender's name on the replacement Schedule 2..

2.           Increases in Total Commitment and Maximum Credit Amount.  Borrowers, Lenders, and Administrative Agent agree, stipulate, and confirm that references in Section 2.1 of the Existing Credit Agreement and elsewhere therein to a Total Commitment of "$250,000,000" and a Maximum Credit Amount of "$750,000,000" are deleted and inserted in lieu thereof are references to the increased Total Commitment of "$500,000,000" and the increased Maximum Credit Amount of "$900,000,000."

3.           Borrowing Base.  Effective on and concurrent with the closing of the Noble Acquisition, the reference in Section 2.6.1 of the Existing Credit Agreement to a Borrowing Base of "$537,500,000" is deleted and replaced with a reference to a Borrowing Base of "$800,000,000" until the next scheduled Determination Date (October 1, 2012).  The Borrowers, the Lenders, and the Administrative Agent agree, stipulate, and confirm that the Borrowing Base, effective as of and concurrent with the closing of the Noble Acquisition, will be $800,000,000 until such next scheduled Determination Date.

4.           Modification of Indebtedness Covenant.  The reference in Section 7.2(ix) of the Existing Credit Agreement to “$600,000,000” is deleted and replaced with “$950,000,000”.

5.           Sale of Property.  Section 7.4(iv) of the Existing Credit Agreement is deleted and replaced in its entirety by the following:

(iv) any leases, sales, or other dispositions of any of its Oil and Gas Properties that, together with all other Oil and Gas Properties of the Credit Parties and their Subsidiaries previously leased, sold or disposed of (other than pursuant to clauses (i), (ii) and (iii) above and clauses (v) and (vi) below of this Section 7.4) during the period since the most recent Determination Date (together with any Financial Contract concerning hedged production that is unwound or otherwise modified or liquidated prior to scheduled termination to the extent included in the estimated future price of production from the Borrowing Base Properties), do not exceed fifteen percent (15%) of the Borrowing Base as determined by Administrative Agent; provided, however, to the extent such amount described above in this clause (iv) exceeds fifteen percent (15%), the Required Lenders will have the option, upon written notice to Unit, to reduce the Borrowing Base by the amount attributable to such Oil and Gas Properties including, to the extent applicable, the financial impact of any unwound or liquidated commodity hedge contracts resulting from the disposition of the Oil and Gas Properties; provided further that any Deficiency (as defined in Section 2.6.7) resulting from a reduction of the Borrowing Base under this clause (iv) must be cured by the Borrowers in compliance with Section 2.8.2;

6.           Ratification of Representations, Warranties, Covenants and Other Provisions.  All of the remaining terms, provisions and conditions set forth in the Existing Credit Agreement shall continue and remain in full force and effect and are incorporated herein and ratified and adopted herein by reference (including without limitation, the consents, waivers and other provisions of Article XVII thereof).  The Borrowers restate, confirm and ratify the warranties, covenants and representations set forth in the Existing Credit Agreement and further represent and warrant to the Agent and the Lenders as of the date hereof (after giving effect to the First Amendment) that  no uncured Default or Event of Default exists under the Existing Credit Agreement, as amended by this First Amendment.

7.           Additional Lenders.  Each of the Additional Lenders is hereby added to the Existing Credit Agreement as a Lender, with a Commitment as provided on Schedule 2 annexed to this First Amendment, and each Additional Lender assumes all of the rights and obligations of a Lender under the Existing Credit Agreement and agrees to be bound by all of the terms and provisions of the Existing Credit Agreement binding on each Lender.

8.           New Office Property Transactions.  Section 7.2 (Indebtedness) of the Existing Credit Agreement is amended by adding a new clause (xiii) as follows and renumbering existing clause (xiii) as clause (xiv).

"(xiii)           Indebtedness not in excess of $40,000,000.00 in the aggregate incurred in the acquisition and construction of improvements in connection with the New Office Property Transactions on the New Office Property more particularly described in Exhibit A to the First Amendment, provided that (i) such permitted Indebtedness may be secured by a Lien encumbering only such New Office Property (and specifically excluding from such Lien any Oil and Gas Properties or other assets that are included as Borrowing Base Properties in calculation of the Borrowing Base or that consist of drilling rigs), and (ii) if and to the extent such New Office Property is owned by and any Indebtedness (mortgage construction and/or permanent financing) incurred in the acquisition, ownership and operation of the New Office Property is that of a special purpose entity created by one of the Borrowers for such purposes, no such guarantee by any one or more or all of the Borrowers that may be requested by such mortgage financing lender shall be made or incurred by such Borrower(s) without obtaining the prior written consent of the Administrative Agent to the terms of such guarantee; and".

9.           Section 7.6 (Liens) of the Existing Credit Agreement is amended to add a new clause (xiii) as follows and renumber and amend existing clause (xiii) as clause (xiv):

"(xiii)         Liens securing the Indebtedness permitted by Section 7.2(xiii); and

(xiv)           any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in (i) –(xiii) above for amounts not exceeding the principal amount of the Indebtedness secured by the Lien so extended, renewed or replaced."

10.           Section 7.8 (Contingent Obligations) of the Existing Credit Agreement is amended by modifying clause (vii) thereof to read as follows:  "(vii) Contingent Obligations in respect of Indebtedness permitted to be incurred under Sections 7.2(ix) and (xiii),".

11.           Conditions Precedent.  This First Amendment will become effective as of the date on which each of the following conditions precedent have been satisfied:

a.           the Borrowers have signed and delivered, or caused to be signed and delivered, to the Administrative Agent for the benefit of the Lenders, each of the following:

i.            counterparts of this First Amendment;

ii.           replacement Notes to each of the Lenders requesting a replacement Note as provided in Section 2.7.5 of the Existing Credit Agreement;

iii.          a guarantee of the Obligations of the Borrowers executed by UNIT EAT, LLC in favor of the Administrative Agent for the ratable benefit of the Lenders, in form, scope and substance reasonably acceptable to the Administrative Agent;

iv.          execution and delivery by each of Unit Drilling and Exploration Company, Petroleum Supply Company, Preston County Gas Gathering, L.L.C., and Unit Texas Company of a Subsidiary Guaranty instrument in the form of Exhibit E annexed to the Existing Credit Agreement;

v.           a favorable written closing opinion of counsel to the Borrower (in the event Borrowers use outside counsel such counsel will be acceptable to the Administrative Agent), addressed to the Administrative Agent and the Lenders in form, scope and substance reasonably satisfactory to the Administrative Agent;

vi.          such good standing certificates and UCC searches concerning the Borrowers as are required by the Administrative Agent; and

vii.         either a collateral assignment of all rights of UPC, as a party to a 1031 exchange agreement with Chicago Deferred Exchange Company, LLC, a qualified intermediary, as contemplated by paragraph 15 hereof, including UPC's residual rights under the exchange documents, or the joinder of the holder of the assets acquired in the

Noble Acquisition as a co-borrower under the Credit Agreement, each in form, scope and substance acceptable to the Administrative Agent and the Required Lenders.

b.           payment of the fully earned and non-refundable (i) upfront loan facility fee on the $250,000,000 increase in the Total Commitment above $250,000,000 to be allocated among the Lenders based on their respective Commitment levels tendered to each Lender as agreed to by the Administrative Agent; and (ii) agency and arrangement fees and other fees to the Administrative Agent for its sole benefit in the amounts and on the terms agreed to in writing between and among the Administrative Agent and the Borrowers, and (iii) payment of all fees and expenses owed by Borrowers to the Administrative Agent that have been billed and submitted to the Administrative Agent and Unit as of the execution and delivery date hereof, including the reasonable attorney's fees and expenses of legal counsel for the Administrative Agent, to the extent billed; and

c.           counterparts of this First Amendment have been signed by the Lenders and delivered to the Administrative Agent.

12.           Fees and Costs.  The Borrower agrees to pay to the Administrative Agent on demand all costs, fees and expenses (including without limitation) reasonable attorneys' fees and legal expenses incurred or accrued by the Administrative Agent in connection with the preparation, negotiation, execution, closing, delivery and administration of this First Amendment and the transactions contemplated hereby.

13.           Effect on Credit Documents.  Except only as amended in this First Amendment, the Existing Credit Agreement and all other Loan Documents remain in full force and effect as originally executed and are hereby ratified, confirmed and continued for all purposes.  Nothing in this First Amendment will act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated.  Borrowers acknowledge and agree that this First Amendment shall in no manner impair or affect the validity or enforceability of the Existing Credit Agreement, as amended by this First Amendment.  This First Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties and covenants under this First Amendment may be a Default or Event of Default under Article 10 of the Existing Credit Agreement.  All references to the Credit Agreement in any document, instrument, agreement, or writing will be deemed to refer to the Existing Credit Agreement as amended by this First Amendment.

14.           Definitions for this First Amendment.  Article I (Definitions) of the Existing Credit Agreement is amended to add the following definitions:

"2011 Indenture" means that certain Indenture dated as of May 18, 2011, between Unit Corporation and Wilmington Trust, National Association (formerly Wilmington Trust FSB), as trustee, as supplemented from time to time, including, without limitation, that certain First Supplemental Indenture dated as of May 18, 2011.

"2012 Indenture" means that certain Indenture dated as of July 24, 2012, between Unit Corporation and Wilmington Trust, National Association, as trustee, as supplemented from time to time, including, without limitation, that certain First Supplemental Indenture dated as of July 24, 2012.

"First Amendment" means that certain First Amendment and Consent to Senior Credit Agreement dated as of September 5, 2012, by and among the Borrowers, the Lenders and the Administrative Agent.

"Indentures" means the 2011 Indenture and the 2012 Indenture.

"New Office Property" has the meaning assigned to it in the First Amendment.

"New Office Property Transactions" has the meaning assigned to it in the First Amendment.

"Noble Acquisition" means the acquisition by Unit Petroleum Company ("UPC") of certain oil and gas assets located in Western Oklahoma and the Texas Panhandle under that certain Purchase and Sale Agreement dated as of July 10, 2012 (the "Noble PSA"), between Unit Petroleum Company, as buyer, and Noble Energy, Inc., as seller, all as more particularly described in the 2012 Indenture and the $400,000,000.00 Offering Memorandum for 6.625% senior subordinated notes due 2021.

15.           Consent to Reverse 1031 Exchange Transaction Contemplated by Unit Petroleum Company.

Administrative Agent and Lenders acknowledge that the Borrowers have elected to structure the Noble Acquisition as an exchange under Section 1031 of the Internal Revenue Code, as amended (the “Code”).  Administrative Agent and Lenders, subject to the terms and provisions of this First Amendment, hereby consent to Borrowers’ election to structure the Noble Acquisition as an exchange under Section 1031 of the Code and to the consummation of the exchange and any other ancillary transactions related thereto (the “Exchange Transactions”).  Borrowers and Chicago Deferred Exchange Company, LLC, or another nationally-recognized qualified intermediary, have entered into one or more exchange agreements, which intermediary, exchange agreement and ancillary exchange documents are reasonably acceptable to Administrative Agent.  Borrowers will be responsible for all costs and expenses, including attorneys’ fees, incurred in connection with their election to structure the transaction as an exchange in accordance with Section 1031 of the Code, including, without limitation, all costs and expenses incurred by Administrative Agent in reviewing and documenting the exchange.  At the request of the Administrative Agent, Borrowers shall execute and deliver such agreements and other documents and instruments as may be necessary, in the reasonable opinion of the Administrative Agent, to (i) grant the Administrative Agent (on behalf of the Lenders) a security interest in the exchange documents and in Borrowers’ residual right to unwind the exchange transaction, (ii) cause the entity created pursuant to the exchange documents which is intended to take title to the assets to be acquired in the Noble Acquisition to join the Credit Agreement as a co-borrower, and (iii) provide the Administrative Agent with such other mortgages, security instruments and pledges as the Administrative Agent may reasonably deem necessary to satisfy the requirements and conditions precedent of the Existing Credit Agreement as of closing of the Noble Acquisition. Borrowers agree to jointly and severally indemnify and hold harmless the

Administrative Agent and the Lenders and their respective officers, directors, employees, agents, consultants, attorneys, contractors and their respective affiliates, successors and assigns from and against any loss, liability, damage, fines, penalties, costs and expenses of every kind and character (including reasonable attorneys’ fees and court costs) incurred, suffered or occasioned by such parties concerning or arising out of such exchange or deferred exchange, which indemnification shall survive the repayment of the Obligations. Borrowers acknowledge that they shall bear the sole risk in connection with the Exchange Transactions and neither Administrative Agent nor any Lender make any representations or guarantee to the Borrowers that the transactions contemplated by the Exchange Transaction will result in any particular tax treatment to Borrowers or will qualify as an exchange under Section 1031 of the Code with respect to all or any portion of the Noble Acquisition.  The parties acknowledge and confirm that the terms and provisions of this Paragraph 15 will apply to any “reverse exchange” made or undertaken by Borrowers under I.R.S. Rev. Proc. 2000-37 (or any other term or provision of the Code or any regulations promulgated thereunder), as well as any other exchange made under Section 1031 of the Code.

The foregoing consent is subject to the exchange accommodation titleholder remitting when requested by Unit Petroleum Company all available forward sale proceeds received thereby to Unit Petroleum Company.

16.           Undefined Terms.  Any capitalized term used herein but not otherwise defined will have the meaning given to such term in the Existing Credit Agreement.

17.           Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OKLAHOMA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

18.           Counterparts.  This First Amendment may be signed in any number of counterparts, each of which will be an original, and may be delivered by telecopier or other electronic imaging means.

19.           ENTIRE AGREEMENT.  THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[see next page for signatures]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered, effective as of the day and year first above written.

UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
SUPERIOR PIPELINE TEXAS, L.L.C., an Oklahoma limited liability company
SUPERIOR APPALACHIAN PIPELINE, L.L.C., an Oklahoma limited liability company
UNIT TEXAS DRILLING, L.L.C., an Oklahoma limited liability company

By /s/ Larry D. Pinkston

Larry D. Pinkston, President of each of UNIT CORPORATION,
UNIT PETROLEUM COMPANY,
UNIT DRILLING COMPANY, and
as Chairman of
SUPERIOR PIPELINE COMPANY, L.L.C.,
and as manager of
SUPERIOR APPALACHIAN PIPELINE, L.L.C.,
UNIT TEXAS DRILLING, L.L.C.,
and
SUPERIOR PIPELINE TEXAS, L.L.C.

7130 South Lewis Avenue, Suite 1000
Tulsa, Oklahoma 74136
Attention: Larry Pinkston
Telephone: (918) 493-7700
Facsimile: (918) 493-7711

1st Amendment to Credit
Agreement Signature Page

Agreed to by the undersigned Existing Subordinated Note Indenture Additional Parties as to Section 7.1 of the Existing Credit Agreement, as amended by this First Amendment, and any other terms, provisions and covenants expressly applicable thereto:

UNIT PETROLEUM COMPANY,
UNIT TEXAS COMPANY,
UNIT DRILLING AND EXPLORATION COMPANY,
and
PETROLEUM SUPPLY COMPANY

By  /s/ Mark E. Schell

    Mark E. Schell, Senior Vice President

UNIT DRILLING USA COLUMBIA, L.L.C.,
UNIT DRILLING COLUMBIA, L.L.C.,
and
PRESTON COUNTY GAS GATHERING,
L.L.C.

By  /s/ Mark E. Schell

Mark E. Schell, Senior Vice President

1st Amendment to Credit
Agreement Signature Page

BOKF, NA, dba Bank of Oklahoma, as LC Issuer,
as Administrative Agent, and as a Lender

By /s/ Pam Schloeder

Pam Schloeder
Senior Vice President

101 East Second Street
Bank of Oklahoma Tower -8th floor/Energy Department
One Williams Center
Tulsa, Oklahoma 74172
Telephone: (918) 588-6012
Facsimile: (918) 588-6880

1st Amendment to Credit
Agreement Signature Page

COMPASS BANK, a Lender

By /s/ Kathleen J. Bowen

Kathleen J. Bowen
Senior Vice President

24 Greenway Plaza
Suite 1400A
Houston, Texas 77046
Telephone: (713) 968-8273
Facsimile: (713) 499-8722

1st Amendment to Credit
Agreement Signature Page

BANK OF AMERICA, N.A., a Lender

By /s/ Chris Renyi

Chris Renyi
Vice President

100 Federal Street, MA 5-100-09-01
Boston, MA 02110
Telephone: (617) 434-2079
Facsimile: (617) 434-3652

1st Amendment to Credit
Agreement Signature Page

BMO HARRIS FINANCING, INC., a Lender

By /s/ Kevin Utsey

Kevin Utsey
Director

BMO Capital Markets/Houston Agency
700 Louisiana Street, Suite 2100
Houston, Texas 77002
Telephone: (713) 546-9720
Facsimile: (713) 223-4007

1st Amendment to Credit
Agreement Signature Page

WELLS FARGO BANK, N. A., a Lender

By /s/ Haylee Dallas

Haylee Dallas,
Assistant Vice President

1st Amendment to Credit
Agreement Signature Page

COMERICA BANK, a Lender

By /s/ Katya Evseev

Katya Evseev,
Assistant Vice President

1717 Main Street
Dallas, Texas 75201
Telephone: (214) 462-4341

1st Amendment to Credit
Agreement Signature Page

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK a Lender

By /s/ Mark Roche

Mark Roche
Managing Director

By /s/ Michael Willis

Michael Willis
Managing Director

1300 Main Street, Suite 2100
Houston, Texas 77002
Telephone: (713) 890-8617
Facsimile: (713) 968-8292

1st Amendment to Credit
Agreement Signature Page

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK AGENCY

By  /s/ Trudy W. Nelson

Trudy W. Nelson, Executive Director

By  /s/ Robert Casey

Robert Casey

333 Clay Street, Suite 4510
Three Allen Center
Houston, Texas 77002
Telephone:  713-210-4103
Facsimile:  281-848-3112

1st Amendment to Credit
Agreement Signature Page

THE BANK OF NOVA SCOTIA

By  /s/ Terry Donovan

Terry Donovan, Managing Director
The Bank of Nova Scotia/Houston Branch
711 Louisiana Street, Suite 1400
Houston, TX 77002

Telephone:  713-752-0900
Facsimile:   713-752-2425

1st Amendment to Credit
Agreement Signature Page

EXHIBIT A

NEW OFFICE PROPERTY

Approximately thirty (30) acres of land situated at or near the southwest corner of South 81st Street and Interstate-75 in Tulsa County, State of Oklahoma.

SCHEDULE 2

LENDERS SCHEDULE

Lender	Total Commitment Amount	Pro Rata Share
BOK (BOKF, NA, dba Bank of Oklahoma)	$85,000,000	17.00%
Compass	85,000,000	17.00
BMO	75,000,000	15.00
Bank of America, N.A.	75,000,000	15.00
Comerica Bank	40,000,000	8.00
Credit Agricole	40,000,000	8.00
Wells Fargo	40,000,000	8.00
CIBC	40,000,000	8.00
BNS	20,000,000	4.00
TOTAL	$500,000,000	100.000%